SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 6, 2011

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu, Harbin, China	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2011, Harbin Electric, Inc. (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find it

The press release attached hereto may be deemed to be solicitation material in respect of the proposals described in Amendment No. 2 to the Company’s preliminary proxy statement on Schedule 14A, filed by the Company on August 29, 2011.  In connection with the proposed merger, the Company will file with, or furnish to the Securities and Exchange Commission (the “SEC”), all relevant materials, including a definitive proxy statement on Schedule 14A (when available), and will mail the definitive proxy statement on Schedule 14A (when available) to its shareholders.  In addition, on August 29, 2011, certain participants in the proposed transaction filed with the SEC Amendment No. 2 to a Schedule 13E-3 transaction statement and will file with or furnish to the SEC and mail to the Company’s shareholders a definitive Schedule 13E-3 transaction statement (when available).  INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY, AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS.  This press release is not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed merger go forward.  Shareholders are able to obtain copies of the Company’s preliminary proxy statement, the Company’s definitive proxy statement (when available), Amendment No.2 to the Schedule 13E-3 transaction statement and the definitive Schedule 13E-3 transaction statement (when available) by contacting MacKenzie Partners, Inc. by email at harbinproxy@mackenziepartners.com or by calling +1-212-929-5500 or Toll-Free at +1-800-322-2885.  In addition to receiving the Company’s preliminary proxy statement, the Company’s definitive proxy statement (when available), Amendment No.2 to the Schedule 13E-3 transaction statement and the definitive Schedule 13E-3 transaction statement (when available) by mail, shareholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger, and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  In addition, these documents can be obtained, without charge, by contacting the Company at the following address and/or phone number:

Harbin Electric, Inc.
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu, Harbin, China 150060
Phone Number:  86-451-86116757

Certain of the Company’s officers and employees may be deemed participants in the solicitation of proxies in respect of the proposals.  Information about the Company’s executive officers and directors can be found in its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 16, 2011.  Additional information regarding the interests of such potential participants is included in the preliminary proxy statement and will be included in the definitive proxy statement when it becomes available.

Item 9.01.  Financial Statements and Exhibits

Exhibits

99.1           Press Release dated September 6, 2011 – Harbin Electric Reminds Shareholders of September 13, 2011 Special Meeting Record Date to Approve “Going Private” Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

Dated: September 6, 2011